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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 23, 1997
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                           AVITAR, INC.
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          (Exact name of registrant as specified in its charter)


        Delaware              0-20316              06-1174053
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(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)          File Number)    Identification No.)



  65 Dan Road, Canton, MA                             02021
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   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (617) 821-2440
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Item 5.           Other Events.

         On September 23, 1997, the Registrant announced a Letter of Intent with a national managed care company for the sale of substantially all of the assets of the Registrant's Managed Health Benefits (MHB) subsidiary for $1.3 million. The sale is subject to the completion of due diligence by the purchaser and approval by the boards of directors of both companies. The proposed transaction is expected to close during the fourth quarter of 1997.



Item 7. Exhibits.

         (c) Exhibits

                  (99) Press release issued September 23, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             AVITAR, INC.
                                             (Registrant)

Date: September 24, 1997                     By: /s/J.C. LEATHERMAN
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                                             J.C. LEATHERMAN, JR.,
                                             Chief Financial Officer